NASDAQ: HILL DRIVING GROWTH NASDAQ: HILL May 8, 2014 First Quarter 2014 Earnings Call

NASDAQ: HILL 2 Safe Harbor and Non-GAAP Financial Measures May 8, 2014 Statements contained in this presentation regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include statements regarding future opportunities for additional business and the stage of such opportunities relative to a final binding agreement, prospects for Dot Hill’s continued growth, and Dot Hill’s projected financial results for the second quarter of 2014. The risks that contribute to the uncertain nature of the forward-looking statements include, among other things: the risk that actual financial results for the second quarter of 2014 may be different from the financial guidance provided in the press release; the risks associated with macroeconomic factors that are outside of Dot Hill’s control; the risk that projected future opportunities may never fully develop into ongoing business relationships and/or binding contractual agreements; the fact that no Dot Hill customer agreements provide for mandatory minimum purchase requirements; the risk that one or more of Dot Hill’s OEM or other customers may cancel or reduce orders, not order as forecasted or terminate their agreements with Dot Hill; the risk that Dot Hill’s new products may not prove to be popular; the risk that one or more of Dot Hill’s suppliers or subcontractors may fail to perform or may terminate their agreements with Dot Hill; the risk that Vertical Markets’ sales may not ramp as expected; unforeseen product quality, technological, intellectual property, personnel or engineering issues and any costs that may result from such issues; and the additional risks set forth in Dot Hill’s most recent Form 10-Q and Form10-K filings with the Securities and Exchange Commission. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Dot Hill undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

NASDAQ: HILL 3 About Non-GAAP Financial Measures May 8, 2014 The Company’s non-GAAP financial measures exclude the impact of stock-based compensation expense, legal settlements and associated expenses, intangible asset amortization, restructuring and severance charges, charges or credits for contingent consideration adjustments, charges for impairment of goodwill and other long-lived assets, specific and significant warranty claims arising from a supplier’s defective products, the impact of our discontinued AssuredUVS software business and the effects of foreign currency gains or losses. The non-GAAP financial measures include the recognition of revenues and directly related costs associated with long term AssuredVRA software contracts, which were deferred and amortized in the Company’s GAAP financial statements. The Company used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for the Company’s financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is included in the Appendix to this investor presentation and in previous filings with the SEC. About Segment Financial Reporting The Server OEM segment consists primarily of large Original Equipment Manufacturers who purchase products from the Company to sell along with their Server products. Major Server OEM customers include Hewlett Packard, Lenovo, Stratus, Dell, and AMD. The Vertical Markets segment consists of strategically selected Vertical Markets including Media & Entertainment, Telecommunications Infrastructure, Oil and Gas, Big Data Analytics and Digital Imaging among others. These customers typically embed the Company’s products into solutions for their customers. The Company sells to these customers through both Vertical Markets OEM partners or Embedded Solutions Integrators, as well as through Channel Partners. Major Vertical Markets customers include Teradata, CGG, Motorola, Tektronix, Samsung, Concurrent, Autodesk, and Nokia Siemens. The Corporate segment consists primarily of “platform costs” that support both the Server OEM and Vertical Markets segments.

NASDAQ: HILL END USERS (Revenue Generation Products) 4 Dot Hill Routes to Market END USERS (Corporate IT Infrastructure) Vertical Markets Server OEM May 8, 2014

Comparison: Server OEM vs. Vertical Markets

	Server OEM	Vertical Markets
Financial Model	▪ Growth: Flat to + or -5% ▪ Revenue dependent on economic and secular factors ▪ Corporate IT Infrastructure ▪ Lower margins vs. Vertical Markets	▪ Growth: est. 40 – 50% ▪ Hi-growth selected markets: M&E, Telco, Big Data, Oil & Gas, Digital Image Archive ▪ Revenue Generating Products ▪ Margins about 1.5X vs. Server OEM
Competition	▪ Internal R&D teams "Not Invented Here" ▪ Little external competition	▪ No internal competition or "Not Invented Here" ▪ Little external competition
Sales Cycle	▪ Ramp 3-12 months from launch ▪ Server lead sale ▪ Relationships typically 3 to 10+ years	▪ Ramp 6-24 months from launch ▪ Solutions embedded sales ▪ Relationships typically 5 to 15+ years
Product Differentiation	▪ First to market ▪ Generally entry-level products ▪ Cost	▪ Generally midrange products ▪ Products designed for "randomized sequential workloads" ▪ "Autonomic Tiering" reduces costs and boosts throughput

May 8, 2014 NASDAQ: HILL 5

NASDAQ: HILL 6 Q1’14 Non-GAAP Segment Financial Results May 8, 2014 REVENUE ($M): Total Server OEM 26.5$ $ 30.8 $ 40.8 -13.9% -35.1% Total Vertical Markets 22.4$ $ 14.1 $ 18.9 58.6% 18.2% Total net revenue 48.9$ 44.9$ 59.7$ 8.9% -18.2% GROSS PROFIT ($M): Total Server OEM 6.5$ $ 8.2 $ 11.6 -21.4% -44.3% Total Vertical Markets 9.7$ $ 6.2 $ 7.3 57.0% 32.5% Total gross profit 16.2$ 14.4$ 18.9$ 12.3% -14.6% GROSS MARGIN (%): Total Server OEM 24.4% 26.7% 28.4% -230 bps -400 bps Total Vertical Markets 43.4% 43.9% 38.7% -50 bps -470 bps Gross margin % 33.1% 32.1% 31.7% +100 bps +140 bps SALES & MARKETING: Total Server OEM 0.5$ $ 0.4 $ 0.6 9.6% -17.6% Total Vertical Markets 2.2$ $ 2.0 $ 2.3 7.8% -3.2% Corporate 0.5$ $ 0.6 $ 0.8 -8.0% -30.6% Total sales & marketing 3.2$ 3.0$ 3.7$ 5.1% -11.2% Q1’14 Q4’13 Q1’13 YoY Change QoQ Change

NASDAQ: HILL 7 Q1’14 Non-GAAP Segment Financial Results May 8, 2014 CONTRIBUTION MARGIN (M): Total Server OEM 6.0$ $ 7.8 $ 11.1 -23.0% -45.6% Total Vertical Markets 7.5$ $ 4.1 $ 5.1 81.4% 48.6% Corporate (0.5)$ $ (0.6) $ (0.8) -8.0% -30.6% Total contribution margin 13.0$ 11.4$ 15.4$ 14.2% -15.4% CONTRIBUTION MARGIN (%): Total Server OEM 22.7% 25.4% 27.1% -270 bps -440 bps Total Vertical Markets 33.6% 29.4% 26.7% +420 bps +690 bps Contribution margin % 26.6% 25.4% 25.7% +120 bps +90 bps OPERATING EXPENSES (M): Research and development 9.2$ $ 8.7 $ 8.6 5.9% 6.4% General and administrative 2.8$ $ 2.6 $ 2.6 5.6% 6.8% Total operating expenses 12.0$ 11.3$ 11.2$ 5.8% 6.5% OPERATING INCOME (LOSS) (M): Total Server OEM 6.0$ $ 7.8 $ 11.1 -23.0% -45.6% Total Vertical Markets 7.5$ $ 4.1 $ 5.1 81.4% 48.6% Corporate (12.5)$ $ (11.9) $ (12.0) 5.2% 4.2% Total operating income (loss) 1.0$ 0.1$ 4.1$ 1225.6% -74.9% Q1’14 Q4’13 Q1’13 YoY Change QoQ Change

NASDAQ: HILL DRIVING GROWTH NASDAQ: HILL Appendix: Reconciliation of GAAP to Non-GAAP Financial Measures

NASDAQ: HILL 9 Q1’14 GAAP to Non-GAAP Revenue Reconciliation ($K) Q1’13 Q4’13 Q1’14 May 8, 2014 GAAP net revenue from continuing operations 44,480$ 58,799$ 48,207$ Revenue from discontinued operations 20 10 - Net revenue, from continuing and discontinued operations 44,500$ 58,809$ 48,207$ AssuredUVS revenue (20) (10) - Long-term software contract royalties 401 942 653 Non-GAAP net revenue 44,881$ 59,741$ 48,860$

NASDAQ: HILL 10 Q1’14 GAAP to Non-GAAP Gross Profit Reconciliation ($K, except %) Q1’13 Q4’13 Q1’14 May 8, 2014 GAAP gross profit from continuing operations 14,440$ 17,750$ 15,265$ Gross margin % from continuing operations 32.5% 30.2% 31.7% Gross profit (loss) from discontinued operations (111) 10 - Gross profit from continuing and discontinued operations 14,329 17,760 15,265 Gross margin % from continuing and discontinued operations 32.2% 30.2% 31.7% Stock-based compensation 96 80 64 Severance costs 23 - 73 Power supply component failures (808) 75 - AssuredUVS revenue (20) (10) - AssuredUVS expenses 129 - - Long-term software contract royalties 401 942 653 Long-term software contract costs 256 90 123 Non-GAAP gross profit 14,406$ 18,937$ 16,178$ Non-GAAP gross margin % 32.1% 31.7% 33.1%

NASDAQ: HILL 11 Q1’14 GAAP to Non-GAAP Operating Expenses Reconciliation ($K) Q1’13 Q4’13 Q1’14 May 8, 2014 GAAP operating expenses from continuing operations 14,958$ 15,624$ 15,668$ Operating expenses from discontinued operations 310 33 - Operating expenses from continuing and discontinued operations 15,268$ 15,657$ 15,668$ Currency (loss) gain (343) (152) 73 St ck-based compensation (572) (693) (514) AssuredUVS expenses (353) (8) - Long-term software contract deferred costs 400 29 - Restructuring (charge) recoveries 10 (11) - Legal fees related to power supply component failure (1) - - Severance costs (82) (7) (83) Non-GAAP operating expenses 14,327$ 14,815$ 15,144$

NASDAQ: HILL 12 Q1’14 GAAP to Non-GAAP Net Income (Loss) Reconciliation ($K) Q1’13 Q4’13 Q1’14 May 8, 2014 GAAP net income (loss) from continuing operations (560)$ 2,236$ (412)$ Net loss from discontinued operations (421) (24) - Net income (loss) from continuing and discontinued operations (981)$ 2,212$ (412)$ Currency loss (gain) 343 152 (73) Stock-based compensation 668 773 578 Restructuring charge (recoveries) (10) 11 - Power supply component failures (807) 75 - AssuredUVS expenses 482 8 - AssuredUVS revenue (20) (10) - Other income - - (10) Long-term software contract royalties 401 942 653 Long-term software contract costs 256 90 123 Long-term software contract deferred costs (400) (29) - Severance costs 105 7 156 Non-GAAP net income 37$ 4,231$ 1,015$

NASDAQ: HILL 13 Q1’14 GAAP to Non-GAAP EPS (LPS) Reconciliation Q1’13 Q4’13 Q1’14 * Per share data may not always add to the total for the period because each figure is independently calculated. May 8, 2014 GAAP earnings (loss) per share from continuing operations (0.01)$ 0.04$ (0.01)$ Loss per share from discontinued operations (0.01) 0.00 - Income (loss) per share from continuing and discontinued operations* (0.02)$ 0.04$ (0.01)$ Currency loss 0.01 0.00 (0.00) Stock-based compensation 0.01 0.01 0.01 AssuredUVS expenses 0.01 0.00 - Long-term software contract royalties 0.01 0.02 0.01 Long-term software contract costs 0.00 0.00 0.00 Long-term software contract deferred costs (0.01) (0.00) - Other adjustments (0.01) 0.00 0.01 N -GAAP earnings per share* 0.00$ 0.07$ 0.02$ Weighted average shares used to calculate earnings per share: Basic 58,001 58,948 59,678 Diluted 58,473 60,867 63,912

Q1'14 Cash Reconciliation ($K)

	Q1'13	Q4'13	Q1'14
Cash	$ 40,297	$ 40,406	$ 40,322
Credit facility borrowings	2,800	2,000	-
Cash net of credit facility borrrowings	$ 37,497	$ 38,406	$ 40,322

May 8, 2014 NASDAQ: HILL 14

Q1'14 GAAP to Non-GAAP Server OEM Reconciliation ($K)

	Q1'13		Q4'13		Q1'14	
Server OEM net revenue from continuing operations	$	30,383	$	39,889	$	25,854
Long-term software contract royalties		401		942		653
Server OEM Non-GAAP net revenue	$	30,784	$	40,831	$	26,507
Server OEM gross profit from continuing operations	$	8,283	$	10,445	$	5,604
Server OEM gross margin % from continuing operations		*27.3%*		*26.2%*		*21.7%*
Server OEM gross profit from discontinued operations		-		-		-
Server OEM gross profit from continuing and discontinued operations		8,283		10,445		5,604
Server OEM gross margin % from continuing and discontinued operation:		*27.3%*		*26.2%*		*21.7%*
Stock-based compensation		78		59		41
Severance costs		14		-		47
Power supply component failures		(808)		75		-
Long-term software contract royalties		401		942		653
Long-term software contract costs		256		90		123
Server OEM non-GAAP gross profit	$	8,224	$	11,611	$	6,468
Server OEM Non-GAAP gross margin %		*26.7%*		*28.4%*		*24.4%*
Server OEM selling and marketing expenses from continuing operations	$	435	$	569	$	482
Server OEM contribution margin from continuing operations	$	7,848	$	9,876	$	5,122
Server OEM contribution % from continuing operations		*25.8%*		*24.8%*		*19.8%*
Stock-based compensation		(16)		(13)		(15)
Severance costs		(1)		-		(9)
Server OEM non-GAAP selling and marketing expenses	$	418	$	556	$	458
Server OEM non-GAAP contribution margin	$	7,806	$	11,055	$	6,010
Server OEM Non-GAAP contribution margin %		*25.4%*		*27.1%*		*22.7%*
Server OEM operating income for continuing operations	$	7,848	$	9,876	$	5,122
Server OEM operating income (loss) for discontinued continuing operatior		-		-		-
Server OEM operating income for continuing and discontinued operations	$	7,848	$	9,876	$	5,122
Stock-based compensation		94		72		56
Severance costs		15		-		56
Power supply component failures		(808)		75		-
Long-term software contract royalties		401		942		653
Long-term software contract costs		256		90		123
Server OEM non-GAAP operating income	$	7,806	$	11,055	$	6,010

May 8, 2014 NASDAQ: HILL 15

Q1'14 GAAP to Non-GAAP Vertical Markets Reconciliation ($K)

	Q1'13	Q4'13	Q1'14
Vertical Markets net revenue from continuing operations	$ 14,097	$ 18,910	$ 22,353
Revenue from discontinued operations	20	10	-
Vertical Markets net revenue, from continuing and discontinued operations	$ 14,117	$ 18,920	$ 22,353
AssuredUVS revenue	(20)	(10)	-
Vertical Markets Non-GAAP net revenue	$ 14,097	$ 18,910	$ 22,353
Vertical Markets gross profit from continuing operations	$ 6,157	$ 7,305	$ 9,661
Vertical Markets gross margin % from continuing operations	*43.7%*	*38.6%*	*43.2%*
Vertical Markets gross profit from discontinued operations	(111)	10	-
Vertical Markets gross profit from continuing and discontinued operations	6,046	7,315	9,661
Vertical Markets gross margin % from continuing and discontinued operations	*42.8%*	*38.7%*	*43.2%*
Stock-based compensation	18	21	23
Severance costs	9	-	26
AssuredUVS revenue	(20)	(10)	-
AssuredUVS expenses	129	-	-
Vertical Markets non-GAAP gross profit	$ 6,182	$ 7,326	$ 9,710
Vertical Markets Non-GAAP gross margin %	*43.9%*	*38.7%*	*43.4%*
Vertical Markets selling and marketing expenses from continuing operations	$ 2,080	$ 2,302	$ 2,254
Vertical Markets contribution margin from continuing operations	$ 4,077	$ 5,003	$ 7,407
Vertical Markets contribution % from continuing operations	*28.9%*	*26.5%*	*33.1%*
Stock-based compensation	(35)	(28)	(33)
Severance costs	(2)	-	(19)
Vertical Markets non-GAAP selling and marketing expenses	$ 2,043	$ 2,274	$ 2,202
Vertical Markets non-GAAP contribution margin	$ 4,139	$ 5,052	$ 7,508
Vertical Markets Non-GAAP contribution margin %	*29.4%*	*26.7%*	*33.6%*
Vertical Markets operating income for continuing operations	$ 4,077	$ 5,003	$ 7,407
Vertical Markets operating income (loss) for discontinued continuing operations	(111)	10	-
Vertical Markets operating income for continuing and discontinued operations	$ 3,966	$ 5,013	$ 7,407
Stock-based compensation	53	49	56
Severance costs	11	-	45
AssuredUVS revenue	(20)	(10)	-
AssuredUVS expenses	129	-	-
Vertical Markets non-GAAP operating income	$ 4,139	$ 5,052	$ 7,508

May 8, 2014 NASDAQ: HILL 16

Q1'14 GAAP to Non-GAAP Corporate Segment Reconciliation ($K)

	Q1'13		Q4'13		Q1'14	
Corporate selling and marketing expenses from continuing operations	$	593	$	772	$	558
Corporate contribution margin from continuing operations	$	(593)	$	(772)	$	(558)
Stock-based compensation		(25)		(21)		(24)
Severance costs		(2)		-		(14)
Corporate non-GAAP selling and marketing expenses	$	566	$	751	$	520
Corporate non-GAAP contribution margin	$	(566)	$	(751)	$	(520)
Corporate expenses from continuing operations (Research & Development and General & Administrative)	$	11,850	$	11,981	$	12,374
Corporate expenses from discontinued operations		310		33		-
Corporate expenses from continuing and discontinued operations	$	12,160	$	12,014	$	12,374
Currency loss (gain)		(343)		(152)		73
Stock-based compensation		(496)		(631)		(442)
AssuredUVS expenses		(353)		(8)		-
Long-term software contract deferred costs		400		29		-
Restructuring (charge) recoveries		10		(11)		-
Legal fees related to power supply component failure		(1)		-		-
Severance costs		(77)		(7)		(41)
Non-GAAP corporate expenses	$	11,300	$	11,234	$	11,964
Corporate operating loss for continuing operations	$	(12,443)	$	(12,753)	$	(12,932)
Corporate operating loss from discontinued operations		(310)		(33)		-
Corporate operating loss from continuing and discontinued operations	$	(12,753)	$	(12,786)	$	(12,932)
Currency loss (gain)		343		152		(73)
Stock-based compensation		521		652		466
AssuredUVS expenses		353		8		-
Long-term software contract deferred costs		(400)		(29)		-
Restructuring (charge) recoveries		(10)		11		-
Legal fees related to power supply component failure		1		-		-
Severance costs		79		7		55
Corporate non-GAAP operating loss	$	(11,866)	$	(11,985)	$	(12,484)

May 8, 2014 NASDAQ: HILL 17